SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 4, 1996


                           CAMCO FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)




          DELAWARE                    0-25196                  51-0110823
----------------------------    ---------------------    -----------------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
     of incorporation)




                 814 Wheeling Avenue, Cambridge, Ohio 45725-0708
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (614) 432-5641

Item  2.  Acquisition or Disposition of Assets.

     On March 25, 1996,  Camco  Financial  Corporation,  a Delaware  corporation
("Camco"),  and First  Ashland  Financial  Corporation,  a Delaware  corporation
("First Ashland"), entered into an Agreement and Plan of Merger and Reorganization (the "Agreement"), providing for the merger of First Ashland with and into Camco (the "Merger"). The stockholders of First Ashland and Camco adopted the Agreement at Special Meetings held on September 20 and 23, 1996, respectively. The Merger was approved by the Office of Thrift Supervision on September 27, 1996, and became effective on October 4, 1996, at 11:59 p.m. Prior to the Merger, First Ashland had been the parent holding company of First Federal Bank for Savings, a federal savings bank located in Ashland Kentucky, which became a subsidiary of Camco as a result of the Merger.

     In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of First Ashland common stock were canceled and extinguished at the effective time of the Merger in consideration and exchange for $8.93736 in cash and 0.67492 shares of Camco common stock (the "Per Share Merger Consideration") and an appropriate fraction of $18.25 in cash for any fractional shares created. At the effective time of the Merger, there were 1,463,039 shares of First Ashland issued and outstanding. The aggregate Per Share Merger Consideration paid by Camco is $13,170,801.36 in cash (including payments for fractional shares created) and 987,245 shares of Camco common stock.

     At the effective time of the Merger, the outstanding options for 138,050 shares of First Ashland common stock at an exercise price of $14.25 per share became options for 160,772 shares of Camco common stock at an exercise price of $12.24 per share.


Item 7.     Financial Statements and Exhibits.

     (a) Financial statements of First Ashland Financial Corporation are not required to be included because its financial statments have previously been audited and filed with the Securities and Exchange Commission.

     (b). Pro forma financial information for the Merger at, and for the nine months ended, September 30, 1996, and for the year ended December 31, 1995 is included in Exhibit 99.2.

     (c) Exhibits - News  release of Camco dated  October 7, 1996 is included in
Exhibit 99.1.


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                                INDEX TO EXHIBITS


Exhibit Number          Description
--------------          -----------

    99.1                News Release of Camco Financial Corporation dated
                        March 26, 1996

    99.2 Pro forma financial information at, and for the nine months ended, September 30, 1996, and for the year ended December 31, 1995.



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CAMCO FINANCIAL CORPORATION



                                    By:   Larry A. Caldwell
                                          ______________________________________
                                          Larry A. Caldwell, President


Date:  December 18, 1996


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